Filed Pursuant to Rule 497

 File No. 333-207678

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

Supplement No. 6 dated January 19, 2018 to the

Prospectus dated March 27, 2017

This Supplement No. 6 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of NorthStar Real Estate Capital Income Fund (the “Trust”), dated March 27, 2017, as supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The purpose of this Supplement is to disclose revisions related to the following:

•	Brett S. Klein tendered his resignation from Colony NorthStar and its affiliates effective as of January 12, 2018. In addition, Mr. Klein resigned as a Trustee of the Board, as the Trust’s Chief Operating Officer and as a member of the Advisor’s investment committee effective as of January 12, 2018. The decision of Mr. Klein was not a result of any disagreement with Colony NorthStar or the Trust on any matter relating to their operations, policies or practices. Coinciding with the resignation of Mr. Klein, the Board appointed Robert C. Gatenio to serve as the Trust’s Chief Operating Officer effective as of January 12, 2018.

You should carefully consider the “Risk Factors” beginning on page 60 of the Prospectus before you decide to invest in the Trust’s common shares.

Updates

This Supplement supplements and amends the following sections of the Prospectus by deleting each reference to Brett S. Klein, which deletion is effective as of the date of his resignation, and making such necessary grammatical changes as the context requires to remove such references:

•	“The Advisor—The Advisor” paragraph 4, on page 31
•	“Risk Factors—Risks Related to the Trust and the Master Fund—The Advisor may not be successful, or there may be delays, in locating suitable investments, which could limit the Master Fund’s ability to make distributions and lower the overall return on the Shares” paragraph 1, on page 98
•	“Portfolio Management—The Advisor—Investment Committee of the Advisor” paragraph 1, sentence 2, on page 126
•	“Portfolio Management—Portfolio Managers—Other Accounts Managed by the Portfolio Managers” on page 129
•	“Portfolio Management—Securities Ownership of Portfolio Managers” on page 129

This Supplement supplements and amends the following sections by substituting each reference to Brett S. Klein with a reference to Robert C. Gatenio, which substitution is effective as of the effective date of Mr. Gatenio’s appointment, and making such necessary grammatical changes as the context requires to remove such references:

•	“Portfolio Management—The Advisor—Investment Committee of the Advisor” paragraph 1, sentence 4, on page 126
•	“Conflicts of Interest—Affiliates’ Interests in Colony NorthStar and Its Affiliates—Allocation of Affiliates’ Time” paragraph 1, on page 140

Updates to “Management of the Trust and the Master Fund”

This Supplement supplements and amends the table in the section entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Executive Officers” by replacing the table in its entirety with the following, on page 121:

Name	Age	Positions Held
Kevin P. Traenkle	47	Chairman of the Board, Chief Executive Officer and President
Frank V. Saracino	51	Chief Financial Officer and Treasurer
Robert C. Gatenio	40	Chief Operating Officer
Sandra M. Forman	51	Chief Compliance Officer, General Counsel and Secretary

This Supplement supplements and amends the section entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Information about Executive Officers Who are Not Trustees” by replacing in its entirety the paragraph setting forth Mr. Klein’s biographical information with the following, on page 122:

Robert C. Gatenio. Mr. Gatenio has served as the Chief Operating Officer of the Trust since January 2018. Mr. Gatenio has served as the Managing Director and the Co-Head of US Investment Management of Colony NorthStar, positions he has held since June 2014 at the preceding company, NSAM. Mr. Gatenio is primarily responsible for Colony NorthStar’s investments in CRE securities, private equity real estate secondaries, and NorthStar Healthcare investments. Mr. Gatenio has previously served as Managing Director of NorthStar Realty Finance (“NorthStar Realty”) from 2010 to June 2014, as well as successive management positions, since joining NorthStar Realty in 2006. Mr. Gatenio continues to serve as Vice Chairman of the Board of Directors of NorthStar Healthcare. Since his engagement at NorthStar Realty, Mr. Gatenio has overseen the acquisition of over $4 billion in commercial real estate securities, $3 billion in private equity real estate secondaries and has had a leading role in building the healthcare platform across the Managed Companies, which currently include a diversified portfolio of equity and debt healthcare real estate investments in excess of $9 billion. Prior to joining NorthStar Realty, Mr. Gatenio was with Goldman Sachs, in its Commercial Mortgage origination and distribution group, and previous to that with Goldman Sachs Asset Management, with its Fixed Income Portfolio Management Team. Mr. Gatenio holds a Bachelor of Science in Finance from Syracuse University and a Master of Business Administration from Fordham University Business School.

Updates to “Portfolio Management”

This Supplement supplements and amends the section entitled “Portfolio Management—The Advisor—Investment Committee of the Advisor” by deleting in its entirety the fifth paragraph, on page 127.

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